Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT 10.53

Special Business Provisions
MS-65530-0016
Amendment No. 22

Attachment A

Amendment 22
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment ("Amendment") to Special Business Provisions MS-65530-0016
is entered into as of the date of last signature below between Spirit AeroSystems,
Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware
Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the
Parties agree as follows:

RECITALS

A.	Boeing and Spirit (the "Seller'') are parties to the Special Business Provisions
MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms
Agreement BCA-65530-0016, dated June 17, 2005 (the "GT A") (collectively, the "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.	The Parties now desire to amend the SBP as contemplated below.

C.	The Parties have moved the incorporation line unit of the MAX Composite
Inner Wall (CIW or AIW) from 737 MAX line unit [*****] to 737 MAX line unit [*****].
The CIW incorporation change may be referred to as "CIW line unit [*****]" and
"line unit [*****] tools" will refer to the tools necessary to build the first Composite
Inner Wall.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment. The SBP is hereby amended as follows:

a.	Exhibit A Tooling [*****] Amounts of Attachment 27 is updated with pricing for MAX-9 initial tools and MAX AIW line unit [*****] tools as follows:

737-9 [*****]	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	[*****]
Rate Tooling [*****] Amount	[*****]

737 MAX CIW [*****]	Composite Inner Wall (CIW)
Line Unit [*****] Tooling [*****] Amount	[*****]
Rate Tooling [*****] Amount	[*****]

b.	Exhibit C Tooling Lists of Attachment 27 is updated with MAX-9 initial tool list and MAX AIW line unit [*****] tool list as provided in Exhibit 1.

c.	Paragraph 2 of Attachment 1 C under the heading "MAX Composite
Inner Wall SOW 1 C" is stricken in its entirety and is replaced with the following:

"The price shall be [*****] per ship set, and not subject to [*****] set forth in Sections [*****] through [*****] of SBP Attachment [*****], beginning with the above defined SOW at MAX line unit [*****] per Master Schedule [*****] and [*****]. Pricing is firm fixed through [*****], subject to adjustment beginning [*****] as defined herein."

d.	Section 1.2.4 of SBP Attachment 27 is updated to reference to AIW line unit [*****] tooling.

e.	Section 6.3 of SBP Attachment 27 is updated to reference AIW line unit
[*****] tooling.

f.	Section 6.3 of SBP Attachment 27 is updated to include purchase orders for 737-9 initial tools and MAX AIW line unit [*****] tools, as follows:
737-9 Fuselage Initial Tools PO XXXXXX item XX
737-9 Thrust Reverser Initial Tools PO XXXXXX item XX
737-9 Wing Initial Tools PO XXXXXX item XX
737 MAX AIW line unit [*****] Initial tools PO XXXXXX item XX

g.	A new Section 6.4.3 is added to SBP Attachment 27, as follows:

“For the purposes of the 737-9 Initial Tooling and the MAX CIW Line
Unit [*****] tooling, Boeing shall pay to Seller an incentive fee of [*****] ([*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

for the 737-9 Initial Tooling and [*****] for the CIW Line Unit [*****] Tooling). The total incentives will be calculated in accordance with Section 6.4.1 of SBP Attachment 27, subject to the [*****] described above. The Parties agree that nothing in this Section 6.4.3 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee, whether via this MOA or otherwise.”

h.	Section 5.1.2 of SBP Attachment 27 is updated to include purchase orders for MAX AIW non-recurring non-tooling define and build statement of work as follows:
737 MAX AIW Non-Recurring Non-Tooling Define & Build PO XXXXXX item XX

i.	Section 5.1.3 of SBP Attachment 27 is stricken in its entirety and is replaced with the following:

“Boeing will pay such invoices per the terms of the Sustaining Contract net
[*****] days after receipt of valid invoice and supporting data as defined in Exhibit [E] along with a [*****] description of significant accomplishments and work completed for the fuselage, wing, thrust reverser, pylon, and AIW statements of work. Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser, Pylon, and AIW.”

j.	SBP Attachment 9 is updated to include reference to this Amendment 22.

Miscellaneous.

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.	In the event of a conflict between the terms of this Amendment 22
(including the Exhibits and Attachments hereto), and provisions of the
SBP, GT A or the Administrative Agreement, this Amendment 22 and the Exhibits and Attachments hereto shall take precedence.

c.	This Amendment shall be governed by the internal laws of the State of
Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

The Boeing Company             Spirit AeroSystems Inc.
by and through its division
Boeing Commercial Airplanes

/s/ David J. Blaylock Name: David J. Blaylock Title: Procurement Agent Date: November 2, 2016	/s/ Eric S. Bossler Name: Eric S. Bossler Title: Contracts Administrator Date: November 2, 2016